UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

MYOMO, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b).

MYOMO My OWN motionP.O. BOX 8016, CARY, NC 27512-9903 MYOMO INC. Important Notice Regarding the Availability of Proxy Materials Stockholders Meeting to be held on June 7, 2023 For Stockholders of record as of April 12, 2023 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/MYO To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/MYO Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 26, 2023. To order paper materials, use one of the following methods. INTERNET TELEPHONE * E-MAIL www.investorelections.com/MYO (866) 648-8133 paper@investorelections.com When requesting via the Internet or telephone you will need the 12 digit * If requesting material by e-mail, please send a blank -mail with the 12 digit control number (located above) control number located in the shaded box above. in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. MYOMO INC.Meeting Type: Annual Meeting of Stockholders Date: Wednesday, June 7, 2023 Time: 9:00 AM, Eastern Time Place: Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/MYO for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/MYOSEE REVERSE FOR FULL AGENDA

MYOMO INC. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR EACH NOMINEE IN PROPOSAL 1 FOR PROPOSALS 2, 4 AND 5 THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 3 YEARS. PROPOSAL 1. Elect the nominees for Class III directors, who are named in the Proxy Statement to hold office until the 2026 annual meeting of stockholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal 1.01 Paul Gudonis 1.02 Thomas F. Kirk 2. Approve in an advisory (non-binding) vote, the compensation of our named executive officers as disclosed in the Proxy Statement; 3. Approve the frequency of advisory (non-binding) votes on the compensation of our named executive officers; 4 Ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; 5. Approve the adoption of Amendment No. 2 to the Myomo 2018 Stock Option and Incentive Plan (the "Amended 2018 Plan"), which increases the shares available under the Amended 2018 Plan by 1,100,000 shares; and 6. Transact any other business that properly comes before the Annual Meeting (including adjournments and postponements thereof).